Subsequent events	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Subsequent events

30.	Subsequent events

The following non-adjusting events occurred after the reporting period ended 31 December 2025.

Mineral & Element Advisory Agreements

On February 12, 2026, the Company entered into Mineral & Element Advisory Agreements with three advisors for an initial term of twelve months, renewable by mutual written consent. Under these agreements, the advisors will provide strategic, operational and technical advisory services in connection with potential mineral asset transactions and will introduce prospective counterparties. In consideration, the Company agreed to issue compensation shares on the signing of a qualifying definitive mineral asset transaction with an introduced counterparty, together with additional milestone shares upon the achievement of specified share price targets. Where applicable, pre-funded warrants may be issued in lieu of ordinary shares to address beneficial ownership limitations, and the Company will be required to register the resale of any shares or shares issuable under such warrants.

February 2026 Securities Purchase Agreement

On February 14, 2026, the Company entered into a Securities Purchase Agreement with certain investors pursuant to which it agreed to issue and sell an aggregate of 577,124 Class A Ordinary Shares, pre-funded warrants to purchase 129,005 Class A Ordinary Shares, warrants to purchase 706,129 Class A Ordinary Shares at an exercise price of $5.148 per share, and warrants to purchase 706,129 Class A Ordinary Shares at an exercise price of $6.864 per share, for aggregate gross proceeds of $2.6 million. The proceeds are intended for general corporate and working capital purposes. The agreement also includes customary beneficial ownership limitations and registration rights relating to the resale of the issued and issuable securities.

Share Exchange Agreement

On February 18, 2026, the Company entered into a Share Exchange Agreement with certain shareholders of Royal Uranium Inc. Pursuant to the agreement, the Company would acquire up to 100% of the issued and outstanding shares of Royal Uranium in exchange for up to 3,750,025 Class A Ordinary Shares or, to the extent necessary to remain within agreed beneficial ownership thresholds, pre-funded warrants to subscribe for such shares. The agreement implies a valuation of $15.0 million for Royal Uranium. Completion remains subject to customary conditions, including the required level of Royal Uranium shareholder participation, shareholder approval under the Irish Takeover Rules, and the absence of a material adverse effect.

Completion of the acquisition of Royal Uranium Inc.

On July 21, 2026, the Company completed the acquisition of Royal Uranium Inc. pursuant to the Share Exchange Agreement, as amended by an Amendment Agreement dated June 11, 2026. The shareholders of Royal Uranium transferred all 81,881,029 issued and outstanding common shares of Royal Uranium to the Company in exchange for 3,750,018 Class A Ordinary Shares, implying a valuation of $15.0 million, and Royal Uranium became a wholly owned subsidiary of the Company. In connection with the closing, and at the election of the advisors under the Mineral & Element Advisory Agreements, the Company issued 95,000 Class A Ordinary Shares and pre-funded warrants to purchase up to 190,000 Class A Ordinary Shares. Following the closing, the Company’s shareholders prior to the transaction were expected to hold approximately 36.7% of the outstanding Class A Ordinary Shares and the former Royal Uranium shareholders approximately 63.3%. The initial accounting for the acquisition, including whether it constitutes a business combination under IFRS 3, was incomplete when these restated consolidated financial statements were authorised for issue; accordingly, the disclosures required by IFRS 3.B64 are not provided.

Extraordinary General Meeting – June 2026

At an Extraordinary General Meeting held on June 8, 2026, shareholders approved (i) the acquisition of Royal Uranium, (ii) the conversion of the 4,171,327 Series A Convertible Preferred Shares into Class A Ordinary Shares, to occur upon clearance of an initial listing application with Nasdaq, and (iii) the change of the Company’s name to Fusion Elements plc, subject to the approval of the Registrar of Companies in Ireland and any necessary Nasdaq submissions.

BioSteam Energy – commencement of operations

Steam production at BioSteam Energy’s first biomass-powered industrial steam project in South Africa began on May 1, 2026, and commercial operations were announced on May 11, 2026.

QIND – forbearance agreement

On July 10, 2026, QIND entered into a Promissory Note & Loan Modification and Forbearance Agreement with RB Capital Partners, Inc. in respect of two matured convertible promissory notes (original principal $1,100,000 and $200,000, 7% interest), with an aggregate outstanding balance of approximately $1,587,000 at June 30, 2026. QIND agreed to pay $1,675,000 in 19 monthly instalments from July 30, 2026 to January 15, 2028, and the maturity of the notes was extended to March 1, 2028. The holder agreed to forbear from exercising its rights and remedies until the earliest of March 1, 2028, an uncured default or termination, and retains the right to convert principal into QIND common stock at $1.00 per share. No further interest accrues while no default is continuing, and a $30,000 discount applies to the final instalment if the first 18 instalments are paid on time.

At the Market Offering

On July 29, 2026, the Company filed a prospectus supplement under its shelf registration statement on Form F-3 for the offer and sale of Class A Ordinary Shares with a maximum aggregate offering price of $6,619,798 under the At the Market Offering Agreement dated May 16, 2025 with H.C. Wainwright & Co., LLC, which provides for a cash commission of 3.0% of gross proceeds. The Company is not obliged to make any sales under the agreement.

Bevilacqua PLLC letter agreement

On August 3, 2026, the Company entered into a letter agreement with Bevilacqua PLLC in respect of an outstanding balance of $637,157 at July 31, 2026. Bevilacqua PLLC applied a 15% discount to the $605,908 balance for services other than SEC maintenance, reducing it to $515,022. The Company agreed to issue Class A Ordinary Shares with a value of $100,000, priced at a 20% discount to market and carrying piggyback registration rights, to reduce that balance, and to pay a minimum of $250,000 on execution (using commercially reasonable efforts to pay $300,000).

August 2026 Private Placement

On August 7, 2026, the Company entered into a Securities Purchase Agreement with certain investors to issue 421,563 Class A Ordinary Shares, pre-funded warrants to purchase 176,468 Class A Ordinary Shares at an exercise price of $0.0035 per share and warrants to purchase 598,031 Class A Ordinary Shares at an exercise price of $3.50 per share, exercisable for three years, for aggregate gross proceeds of approximately $1,525,000. The purchase price was $2.55 per Class A Ordinary Share and accompanying warrant. The Company is required to file a resale registration statement within 30 days of closing, failing which it must pay the investors 1.5% of the aggregate subscription amount for each 30-day period of delay. The amounts reflect the revised terms reported in the Company’s Report on Form 6-K/A furnished on August 11, 2026.